MERRILL LYNCH
                                                               LATIN AMERICA
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Quarterly Report
                                                               February 28, 1999

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of February 28, 1999

                               [GRAPHIC OMITTED]

A map illustrating the following percentages:

                            Mexico            35.7%
                            Panama            0.8%
                            Venezuela         1.8%
                            Colombia          3.9%
                            Peru              3.8%
                            Brazil            35.1%
                            Argentina         9.8%
                            Chile             6.1%

*Total may not equal 100% and does not include short-term securities.

                       Merrill Lynch Latin America Fund, Inc., February 28, 1999

DEAR SHAREHOLDER

During the three-month period ended February 28, 1999, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -15.11%, -15.39%, -15.39% and -15.19%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The unmanaged Morgan Stanley Capital International
(MSCI) Latin America Free Index declined 13.46% and the J.P. Morgan Latin Brady Bond Index declined 6.67% for the same three-month period. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the MSCI Latin America Free Index.) Detrimental to relative performance was the Fund's overweighted position in Brazil, the worst performer in the region, which declined 36.57% (in US dollar terms) for the quarter. Also contributing to the Fund's underperformance was stock selection in Mexico and fixed-income instruments.

Investment Overview

In January 1999, the Brazilian currency policy was abandoned and the real was allowed to float. This was the dominant driver of the region's markets during the February quarter. A reflationary bias in the US economy was also important, particularly to Mexico, as were corporate developments in Chile. In US dollar terms, for the three months ended February 28, 1999, the Brazilian market declined 36.57%, and the Argentine, Peruvian and Colombian markets declined 12.07%, 15.20% and 12.23%, respectively, for the same three-month period. The Mexican market, moving independently, rose 13.97%, and the Chilean market declined a modest 7.96%, also for the three-month period ended February 28, 1999.

When the former Brazilian currency policy linking the real to the US dollar was introduced in July 1994, it stabilized the currency, eliminated the use of indexation and thus dispelled inflationary expectations. However, over the years, the currency became increasingly overvalued as its rate of decline relative to the US dollar lagged the rise in domestic costs and as the US dollar became stronger. Investor concerns were quelled by Brazil's massive foreign exchange reserves of more than $80 billion during those years and the argument that Brazil had sufficient ammunition to defend its currency.

However, with the onset of the currency crises in Southeast Asia, South Korea and, particularly, Russia, a change in Brazil's currency policy became inevitable. These crises amplified the real's over valuation and heightened the perception of risk in emerging markets. The volume of Brazil's foreign exchange reserves started to decline as capital left the country and new cash flows from foreign investors stopped. Unlike the currency devaluations in Asia and Russia, the real devaluation was widely expected and largely discounted in the prices of stocks. This explains the relatively small impact the real devaluation had on other emerging markets. The problem was seen as an isolated, domestic one.

However, the domestic problem in Brazil is a huge one, and Brazil's leaders have a full agenda. This includes the passage of structural reforms in the context of shifting politics and a deepening economic recession. Add to that the ongoing negotiations with the International Monetary Fund, an unstable currency despite high interest rates, burgeoning domestic public debt, and a likely pick-up in inflation if the currency remains weak. It is important to note that progress is being made in two areas that are critical in the short term. One is in reestablishing credibility among investors. The approval of Arminho Fraga as central bank president raised expectations, and his clarification of monetary policy (toward tightening) may bolster confidence. Another is in renegotiating the debt between the federal, state and municipal governments. The continuation of these discussions is encouraging, in our opinion.

Outside of Brazil, the debate continues on whether the world is in a deflationary or reflationary trend. We believe that there are investments in Latin America that are attractive in either event. These investments have value to protect them in a global economic downturn and earnings growth if the global economic cycle is bottoming out. For example, Companhia Brasileira de Distribuicao Grupo Pao de Acucar SA (CBD) is the dominant supermarket operator in Brazil's Sao Paolo region, and has been competing with Wal-Mart Stores, Inc. and Carrefour in Brazil for several years. CBD is benefiting from the economic turmoil by acquiring weaker competitors at attractive prices and turning around their operations. When one looks at CBD's operating statistics--margins, growth, and sales per square meter--it does not look any different from leading supermarket operators in the United States. Yet, its shares trade at about one-fourth the valuation of these major retailers. Although short-term earnings will be affected by the devaluation and the slowdown in consumption, we believe the attractive valuation and long-term outlook more than compensate for the risk.

During the February quarter, the Mexican stock market was resilient and less vulnerable to the Brazil crisis than many strategists had expected. This relative strength is rooted in expected improvement in economic performance, particularly in its trade balance. More than 80% of its exports are directed to the United States, and at the same time, Mexican domestic demand has been slowing at a more gradual pace than originally anticipated. In addition, the inflation rate was announced at rates in line or below expectations, which suggests that if perceptions of emerging market risks improve, interest rates may decline.

We believe that lower inflation and interest rates should prop up consumer spending. After robust consumption last year, 1999 could still prove to be a growth year. January retail sales growth was stronger than anticipated, indicating that consumer confidence has not yet eroded. Companies with exposure to the Mexican consumer, such as Cifra, SA de CV, a food retailer, and Fomento Economico Mexicano, SA de CV, a beverage bottler and distributor, should benefit from the improved outlook.

One of our favorite stocks in Mexico is Grupo Televisa, SA de CV. Televisa is the leading television programming producer and broadcaster in Mexico. It dominates roughly 70% of TV advertising spending and over 50% of total advertising spending. The company has undergone very positive changes over the past two years under chief executive officer, Emilio Azcarraga Jean. Mr. Jean has attracted highly experienced and talented top management, and their efforts in the areas of cost cutting, programming, sales and marketing are beginning to translate into growing profitability and market share. We believe that the trend has a long way to go as the company shifts its focus to restructuring unprofitable operations that have been a drag on earnings.

Increasing cross-border merger and acquisition activity continues to focus international investors' attention on value in Latin American equities. The value has already been recognized by international strategic investors. For example, two Chilean utilities, Enersis SA and Empresa Nacional de Electricidad SA (Endesa), were recent acquisition targets by Endesa (a company in Spain) and Duke Energy Corporation (US), respectively. Both Endesa (Spain) and Duke have been long-term investors in the region, allowing the companies to gain an appreciation for the risks inherent in the business. The attractiveness of the two Chilean utilities partially lies in their high future growth potential, especially in comparison to the bidders' home markets.

During the February quarter, a more unusual corporate development and one that illustrates the value was the partial spin off of Carso Global Telecom, SA de CV's stake in Prodigy, the Internet service provider. Carso Global Telecom is a Mexican holding company whose primary asset is a controlling stake in Telefonos de Mexico, SA de CV. Several years ago, Carso Global Telecom acquired a 65% stake in Prodigy from Sears Roebuck and Co. and International Business Machines Corporation at very depressed levels. As indicated by the performance of Carso Global Telecom's stock, the market ignored the company's Internet investment. Carso Global Telecom's stock commonly traded at a discount to net asset value, and traded as low as a 25% discount to net asset value during the quarter, with its Prodigy investment being carried at a book value of $222 million. In January, Prodigy raised


                                      2 & 3

                       Merrill Lynch Latin America Fund, Inc., February 28, 1999

new capital in the public market. At the initial public offering price, Carso Global Telecom's stake was valued at $460 million. At the current prices, the company's stake in Prodigy is valued at approximately $1 billion.

In Conclusion

The quarter ended February 28, 1999 proved once again how volatile Latin American markets can be. We see value throughout the region with security valuations in Latin America comparing favorably to those elsewhere in the world. However, we would like to remind shareholders that because of the volatility, there may be periods of downturns and, therefore, investing in these markets requires a long-term view.

We thank you for your ongoing interest in Merrill Lynch Latin America Fund, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Grace Pineda

Grace Pineda
Senior Vice President and
Portfolio Manager

April 6, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Latin America Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Grace Pineda, Senior Vice President and
  Portfolio Manager

Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Latin America Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account main tenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                  12 Month          3 Month        Since Inception
                                                Total Return      Total Return       Total Return
====================================================================================================
ML Latin America Fund, Inc. Class A Shares        -39.99%           -15.11%            -47.25%
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares        -40.65            -15.39             - 5.48
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares        -40.64            -15.39             -49.65
----------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares        -40.14            -15.19             + 0.20
====================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class C Shares, from 10/21/94 to 2/28/99 and Class B & Class D Shares, from 9/27/91 to 2/28/99.


                                      4 & 5

                       Merrill Lynch Latin America Fund, Inc., February 28, 1999

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 12/31/98                            -38.65%               -41.88%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98          -12.57                -13.69
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

================================================================================
                                              % Return               % Return
                                            Without CDSC            With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 12/31/98                            -39.26%               -41.60%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                      - 9.90                - 9.90
--------------------------------------------------------------------------------
Inception (9/27/91) through 12/31/98           + 0.31                + 0.31
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return              % Return
                                             Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 12/31/98                            -39.30%               -39.89%
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/98          -13.49                -13.49
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 12/31/98                            -38.78%               -42.00%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                      - 9.18                -10.15
--------------------------------------------------------------------------------
Inception (9/27/91) through 12/31/98           + 1.10                + 0.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                             (in US dollars)

                                  Shares Held/                                                                            Percent of
COUNTRY       Industries           Face Amount           Long-Term Investments                       Cost         Value   Net Assets
====================================================================================================================================
Argentina     Banking                   73,665   Banco de Galicia y Buenos Aires SA (ADR)*      $  1,890,677  $    925,417    0.5%
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                400,749   Quilmes Industrial SA (Quinsa) (ADR)*             4,630,821     3,456,460    1.8
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising            547,144   Grimoldi SA 'B'                                   3,174,556       738,925    0.4
              ----------------------------------------------------------------------------------------------------------------------
              Oil & Gas                314,078   YPF Sociedad Anonima (ADR)*                       9,413,978     9,108,262    4.8
              Producers
              ----------------------------------------------------------------------------------------------------------------------
              Real Estate              197,329   IRSA Inversiones y Representaciones SA 'B'          521,356       459,951    0.3
                                        76,507   IRSA Inversiones y Representaciones SA (GDR)**    1,782,812     1,774,006    0.9
                                                                                                ------------  ------------  -----
                                                                                                   2,304,168     2,233,957    1.2
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications        22,918   Telefonica de Argentina SA (ADR)*                   699,918       670,351    0.3
                                       525,000   Telefonica de Argentina SA 'B'                    1,497,352     1,530,957    0.8
                                                                                                ------------  ------------  -----
                                                                                                   2,197,270     2,201,308    1.1
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Argentina         23,611,470    18,664,329    9.8
====================================================================================================================================
Brazil        Banking              102,599,592   Banco Bradesco SA (Preferred)                       763,381       405,442    0.2
                                     2,980,655   Banco Itau SA (Preferred)                         1,764,001     1,029,550    0.6
                                       203,020   Uniao de Bancos Brasileiros SA (Unibanco)
                                                   (GDR)**                                         5,800,521     2,740,770    1.4
                                    15,000,000   Uniao de Bancos Brasileiros SA (Unibanco)
                                                   (Units) (b)                                     1,198,257       394,928    0.2
                                                                                                ------------  ------------  -----
                                                                                                   9,526,160     4,570,690    2.4
              ----------------------------------------------------------------------------------------------------------------------
              Beverages &            9,300,356   Companhia Cervejaria Brahma SA (Preferred)        6,269,632     3,459,553    1.8
              Tobacco
              ----------------------------------------------------------------------------------------------------------------------
              Diversified              466,671   Souza Cruz SA                                     3,408,615     2,930,784    1.5
              ----------------------------------------------------------------------------------------------------------------------
              Energy Sources           554,407   Companhia Paranaense de Energia SA (Copel)
                                                   (ADR)*                                           9,749,649    2,494,832    1.3
                                    16,325,244   Petroleo Brasileiro SA--Petrobras (Preferred)     4,302,350     1,270,609    0.7
                                                                                                ------------  ------------  -----
                                                                                                  14,051,999     3,765,441    2.0
              ----------------------------------------------------------------------------------------------------------------------
              Foreign                            Republic of Brazil:
              Government        US$  1,884,000     10.125% due 5/15/2027                           1,632,015     1,196,340    0.6
              Obligations       US$ 11,434,690     'C', 6.72% due 4/15/2014 (a)(d)(e)              6,641,103     6,474,893    3.4
                                                                                                ------------  ------------  -----
                                                                                                   8,273,118     7,671,233    4.0
              ----------------------------------------------------------------------------------------------------------------------
              Forest Products      233,248,558   Votorantim Celulose e Papel SA (Preferred)        6,424,396     2,647,991    1.4
              ----------------------------------------------------------------------------------------------------------------------
              Machinery &            9,098,000   Weg SA (Preferred)                                5,446,083     3,164,522    1.7
              Engineering
              ----------------------------------------------------------------------------------------------------------------------
              Metals & Steel       306,895,000   Companhia Siderurgica de Tubarao SA (Preferred)   4,977,258     1,037,809    0.6
                                           949   Companhia Siderurgica Nacional SA                        23             8    0.0
                                BRL  1,099,391   Companhia Vale do Rio Doce SA,
                                                   0% due 12/31/2049 (c)                                   0             0    0.0
                                       529,148   Companhia Vale do Rio Doce SA 'A' (Preferred)     9,876,234     6,659,085    3.5
                                                                                                ------------  ------------  -----
                                                                                                  14,853,515     7,696,902    4.1
              ----------------------------------------------------------------------------------------------------------------------
              Retail                   356,690   Companhia Brasileira de Distribuicao Grupo Pao
                                                   de Acucar SA (ADR)*                             5,532,850     3,990,469    2.1
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications   152,005,637   Embratel Participacoes SA                         2,372,234     1,012,637    0.5
                                   149,205,637   Tele Celular Sul Participacoes SA                   294,154       143,439    0.1
                                   149,205,637   Tele Centro Oeste Celular Participacoes SA          126,486        99,470    0.1
                                       178,700   Tele Centro Oeste Celular Participacoes SA (ADR)*   604,435       469,088    0.2
                                   149,205,637   Tele Centro Sul Participacoes SA                  1,767,868       558,620    0.3
                                   149,205,637   Tele Leste Celular Participacoes SA                  91,188        50,456    0.0
                                        15,200   Tele Leste Celular Participacoes SA (ADR)*          421,951       318,250    0.2
                                   149,205,637   Tele Nordeste Celular Participacoes SA              132,369        93,704    0.1
                                        23,800   Tele Nordeste Celular Participacoes SA (ADR)*       421,629       362,950    0.2
                                   149,205,637   Tele Norte Celular Participacoes SA                  73,539        57,664    0.0
                                        33,400   Tele Norte Celular Participacoes SA (ADR)*          620,722       812,037    0.4
                                   151,905,637   Tele Norte Leste Participacoes SA                 2,074,966       741,182    0.4
                                       114,660   Tele Norte Leste Participacoes SA (ADR)*          1,258,267     1,146,600    0.6
                                   149,205,637   Tele Sudeste Celular Participacoes SA               588,309       263,092    0.1
                                   149,205,637   Telecomunicacoes Brasileiras SA--Telebras           29,415        15,858     0.0
                                        47,995   Telecomunicacoes Brasileiras SA--Telebras
                                                   (Preferred Block) (ADR)*                        3,793,525     3,098,677    1.6
                                    92,960,000   Telecomunicacoes Brasileiras SA--Telebras
                                                   (Receipts)                                      5,146,359     3,166,029    1.7
                                     9,845,775   Telecomunicacoes de Minas Gerais SA--Telemig        837,551        90,847    0.1
                                   149,205,637   Telemig Celular Participacoes SA                    294,154       108,120    0.1
                                         3,200   Telemig Celular Participacoes SA (ADR)*              83,992        59,200    0.0
                                     9,845,775   Telemig Celular SA                                  343,357        65,686    0.0


                                     6 & 7

                       Merrill Lynch Latin America Fund, Inc., February 28, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                 (in US dollars)

                                  Shares Held/                                                                            Percent of
COUNTRY       Industries           Face Amount           Long-Term Investments                       Cost         Value   Net Assets
====================================================================================================================================
Brazil        Telecommunications   149,205,637   Telesp Celular Participacoes SA                  $1,176,618  $    633,583    0.3%
(concluded)   (concluded)          152,005,637   Telesp Participacoes SA                           3,997,614     1,329,131    0.7
                                                                                                ------------  ------------  -----
                                                                                                  26,550,702    14,696,320    7.7
              ----------------------------------------------------------------------------------------------------------------------
              Textiles & Apparel    21,051,686   Companhia de Tecidos Norte de Minas--Coteminas
                                                   (Preferred)                                     8,532,545     1,423,786    0.8
                                    21,491,685   Empresa Nasional de Comercio SA                       6,971        16,612    0.0
                                                                                                ------------  ------------  -----
                                                                                                   8,539,516     1,440,398    0.8
              ----------------------------------------------------------------------------------------------------------------------
              Utilities              1,122,012   Centrais Eletricas de Santa Catarina SA--
                                                   CELESC 'B' (Preferred)                            591,246       287,278    0.2
                                        74,899   Centrais Eletricas de Santa Catarina SA--
                                                   CELESC (GDR)**                                  5,986,518     1,985,243    1.0
                                        29,288   Companhia Energetica de Minas Gerais SA--
                                                   CEMIG (ADR)*                                      536,560       376,857    0.2
                                        72,502   Companhia Energetica de Minas Gerais SA--
                                                   CEMIG (ADR)*                                    1,416,102       932,905    0.5
                                   213,720,264   Companhia Energetica de Minas Gerais SA--
                                                   CEMIG (Preferred)                               7,894,751     2,767,006    1.5
                                       163,811   Companhia Paulista de Forca e Luz SA (Rights)        14,058         4,748    0.0
                                       295,600   Globex Utilidades SA (Preferred)                  5,080,471       785,411    0.4
                                                                                                ------------  ------------  -----
                                                                                                  21,519,706     7,139,448    3.8
              ----------------------------------------------------------------------------------------------------------------------
              Utilities--        1,196,500,000   Companhia Energetica do Ceara-Coelce 'A'
              Electric                             (Preferred)                                     4,959,310     1,734,058    0.9
                                        57,400   Espirito Santo Centrais Eletricas SA--Escelsa    10,006,434     1,719,227    0.9
                                                                                                ------------  ------------  -----
                                                                                                  14,965,744     3,453,285    1.8
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Brazil           145,362,036    66,627,036   35.1
====================================================================================================================================
Chile         Telecommunications       298,615   Compania de Telecomunicaciones de Chile
                                                   SA (ADR)*                                       7,633,546     6,606,857    3.5
              ----------------------------------------------------------------------------------------------------------------------
              Utilities                 75,000   Chilectra SA (ADR)*                               1,263,750     1,479,022    0.8
                                     3,724,465   Empresa Nacional de Electricidad SA (Endesa)      2,032,168     1,559,597    0.8
                                     2,057,425   Enersis SA                                          930,264     1,005,123    0.5
                                        41,442   Enersis SA (ADR)*                                 1,011,167     1,010,149    0.5
                                                                                                ------------  ------------  -----
                                                                                                   5,237,349     5,053,891    2.6
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Chile             12,870,895    11,660,748    6.1
====================================================================================================================================
Colombia      Banking                1,024,158   Banco de Bogota                                   4,800,815     2,943,923    1.6
                                        83,802   Banco Ganadero SA (Preferred) (ADR)*              1,884,467       754,218    0.4
                                                                                                ------------  ------------  -----
                                                                                                   6,685,282     3,698,141    2.0
              ----------------------------------------------------------------------------------------------------------------------
              Beverages &              488,354   Bavaria SA                                        1,797,411     2,027,660    1.1
              Tobacco
              ----------------------------------------------------------------------------------------------------------------------
              Financial Services       488,354   Valores Bavaria SA                                1,033,615       561,506    0.3
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising            540,808   Almacenes Exito SA                                4,043,019     1,019,089    0.5
                                        36,400   Cadenalco SA (ADR)*                                 611,250        77,350    0.0
                                                                                                ------------  ------------  -----
                                                                                                   4,654,269     1,096,439    0.5
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Colombia          14,170,577     7,383,746    3.9
====================================================================================================================================
Mexico        Banking                3,411,420   Grupo Financiero Banamex--Accival, SA de CV
                                                   (Banacci) 'B'                                   8,067,320     5,234,617    2.8
                                        63,000   Grupo Financiero Banamex--Accival, SA de CV
                                                   (Banacci) 'L'                                     140,485        86,534    0.0
                                                                                                ------------  ------------  -----
                                                                                                   8,207,805     5,321,151    2.8
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                139,501   Panamerican Beverages, Inc. 'A'
                                                   (US Registered Shares)                          2,950,050     2,205,860    1.2
              ----------------------------------------------------------------------------------------------------------------------
              Beverages &              202,133   Fomento Economico Mexicano, SA de CV (ADR)*       2,620,272     5,318,625    2.7
              Tobacco
              ----------------------------------------------------------------------------------------------------------------------
              Building                  29,019   Cemex, SA de CV (ADR)*                              223,537       164,990    0.1
              Materials                410,030   Cemex, SA de CV 'B'                               2,090,049     1,261,631    0.7
                                       963,069   Cemex, SA de CV 'B' (ADR)*                        8,970,858     5,910,932    3.1
                                        28,491   Cemex, SA de CV--CPO                                106,996        82,365    0.0
                                                                                                ------------  ------------  -----
                                                                                                  11,391,440     7,419,918    3.9
              ----------------------------------------------------------------------------------------------------------------------
              Chemicals                179,483   Desc, SA de CV (ADR)*                             3,823,110     3,443,830    1.8
              ----------------------------------------------------------------------------------------------------------------------
              Construction              99,300   Grupo Tribasa, SA de CV (ADR)*                      657,819       136,537    0.1
              ----------------------------------------------------------------------------------------------------------------------
              Diversified              766,268   Alfa, SA de CV 'A'                                6,379,317     1,887,739    1.0
              ----------------------------------------------------------------------------------------------------------------------
              Foreign           US$  2,862,000   United Mexican States, 11.50% due 5/15/2026       3,191,771     2,997,945    1.6
              Government
              Obligations
              ----------------------------------------------------------------------------------------------------------------------
              Health &                 957,412   Kimberly-Clark de Mexico, SA de CV 'A'            2,812,265     2,960,324    1.6
              Personal Care
              ----------------------------------------------------------------------------------------------------------------------
              Merchandising          4,982,299   Cifra, SA de CV 'C'                               5,875,685     6,312,415    3.3
              ----------------------------------------------------------------------------------------------------------------------
              Multi-Industry         2,051,554   Grupo Carso, SA de CV 'A1'                        9,666,065     6,828,199    3.6
                                        41,728   Grupo Carso, SA de CV (ADR)*                        404,518       278,747    0.1
                                                                                                ------------  ------------  -----
                                                                                                  10,070,583     7,106,946    3.7
              ----------------------------------------------------------------------------------------------------------------------
              Steel                  1,506,003   Hylsamex SA                                       6,844,398     2,044,348    1.1
              ----------------------------------------------------------------------------------------------------------------------
              Telecommunications       172,000   Carso Global Telecom, SA de CV (ADR)*             1,134,134     1,472,062    0.8
                                       268,997   Grupo Televisa, SA de CV (GDR)**                  5,647,401     7,565,541    4.0
                                       202,882   Telefonos de Mexico, SA de CV (ADR)*              9,914,660    11,602,314    6.1
                                                                                                ------------  ------------  -----
                                                                                                  16,696,195    20,639,917    10.9
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Mexico            81,520,710    67,795,555   35.7
====================================================================================================================================
Panama        Banking                   70,876   Banco Latinoamericano de Exportaciones SA 'E'     1,209,098     1,607,999    0.8
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Panama             1,209,098     1,607,999    0.8
====================================================================================================================================
Peru          Financial                202,842   Credicorp Limited SA                              3,133,272     1,787,545    0.9
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Food & Household       6,996,882   Alicorp SA                                        5,483,960     1,142,348    0.6
              Products
              ----------------------------------------------------------------------------------------------------------------------
              Metals--                176,685    Compania de Minas Buenaventura SA (ADR)*          3,269,570     2,374,205    1.3
              Non-Ferrous            1,173,498   Minsur SA                                         2,575,220     1,984,341    1.0
                                                                                                ------------  ------------  -----
                                                                                                   5,844,790     4,358,546    2.3
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Peru              14,462,022     7,288,439    3.8
====================================================================================================================================


                                     8 & 9

                       Merrill Lynch Latin America Fund, Inc., February 28, 1999

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                 (in US dollars)

                                  Shares Held/                                                                            Percent of
COUNTRY       Industries           Face Amount           Long-Term Investments                       Cost         Value   Net Assets
====================================================================================================================================
Venezuela     Building Materials     1,156,927   Corporacion Venezolana de Cementos I, SACA     $    505,161  $    473,655    0.2%
                                       764,789   Corporacion Venezolana de Cementos II, SACA         361,820       319,772    0.2
                                                                                                ------------  ------------  -----
                                                                                                     866,981       793,427    0.4
              ----------------------------------------------------------------------------------------------------------------------
              Food & Household      28,061,157   Mavesa SA                                         1,748,791     1,503,276    0.8
              Products
              ----------------------------------------------------------------------------------------------------------------------
              Metal Processing          46,750   International Briquettes Holding, Inc.              610,672       210,375    0.1
              ----------------------------------------------------------------------------------------------------------------------
              Textiles                 765,505   Sudamtex de Venezuela (ADR)*                     10,150,880       892,579    0.5
              ----------------------------------------------------------------------------------------------------------------------
                                                 Total Long-Term Investments in Venezuela         13,377,324     3,399,657    1.8
====================================================================================================================================
                                                 Total Long-Term Investments                     306,584,132   184,427,509   97.0
====================================================================================================================================

                                   Face Amount            Short-Term Investments
====================================================================================================================================
United        Commercial         US$ 1,104,000   General Motors Acceptance Corp.,
States        Paper***                             4.88% due 3/01/1999                             1,103,701     1,103,701    0.6
====================================================================================================================================
                                                 Total Investments in Short-Term Investments       1,103,701     1,103,701    0.6
====================================================================================================================================
              Total Investments                                                                 $307,687,833   185,531,210   97.6
                                                                                                ============
              Other Assets Less Liabilities                                                                      4,485,220    2.4
                                                                                                              ------------  -----
              Net Assets                                                                                      $190,016,430  100.0%
                                                                                                              ============  =====
====================================================================================================================================
              Net Asset Value:  Class A--Based on net assets of $20,099,663 and 2,365,761 shares
                                  outstanding                                                                 $       8.50
                                                                                                              ============
                                Class B--Based on net assets of $127,186,186 and 15,286,004 shares
                                  outstanding                                                                 $       8.32
                                                                                                              ============
                                Class C--Based on net assets of $7,877,236 and 946,465 shares
                                  outstanding                                                                 $       8.32
                                                                                                              ============
                                Class D--Based on net assets of $34,853,345 and 4,114,586 shares
                                  outstanding                                                                 $       8.47
                                                                                                              ============
====================================================================================================================================

      *     American Depositary Receipts (ADR).
      **    Global Depositary Receipts (GDR).
      ***   Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      (a)   Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
      (b)   Each unit represents one preferred share of Uniao de Bancos
            Brasileiros SA (Unibanco) and one preferred share of Unibanco
            Holdings SA.
      (c)   Received through a bonus issue from Companhia Vale do Rio Doce SA.
            As of February 28, 1999, the bonds have not commenced trading and the coupon rate has not been determined.
      (d)   Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
      (e)   Floating rate note.

PORTFOLIO INFORMATION

As of February 28, 1999

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Telefonos de Mexico, SA de CV (ADR) .................................    6.1%
YPF Sociedad Anonima (ADR) ..........................................    4.8
Grupo Televisa, SA de CV (GDR) ......................................    4.0
Cemex, SA de CV * ...................................................    3.9
Grupo Carso, SA de CV* ..............................................    3.7
Companhia Vale do Rio Doce SA 'A' (Preferred) .......................    3.5
Compania de Telecomunicaciones de Chile SA (ADR) ....................    3.5
Cifra, SA de CV 'C' .................................................    3.3
Telecomunicacoes Brasileiras SA--Telebras* ..........................    3.3
Grupo Financiero Banamex--Accival, SA de CV
  (Banacci)* ........................................................    2.8

*     Includes combined holdings.

                                                                      Percent of
Ten Largest Industries (Equity Investments)                           Net Assets
Telecommunications ..................................................    23.2%
Banking .............................................................     8.5
Utilities ...........................................................     6.4
Beverages & Tobacco .................................................     5.6
Oil & Gas Producers .................................................     4.8
Building Materials ..................................................     4.3
Merchandising .......................................................     4.2
Metals & Steel ......................................................     4.1
Multi-Industry ......................................................     3.7
Beverages ...........................................................     3.0

EQUITY PORTFOLIO CHANGES

For the Quarter Ended February 28, 1999

Additions

Banco Latinoamericano de
  Exportaciones SA 'E'
Carso Global Telecom, SA de CV (ADR)
Tele Norte Leste Participacoes SA (ADR)

Deletions

Companhia Cervejaria Brahma SA PN
(Preferred) (ADR)
Companhia Energetica de Sao Paulo SA
(CESP) (Preferred)
Grupo Radio Centro, SA de CV
Grupo Radio Centro, SA de CV (ADR)


                                    10 & 11

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Latin America
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #16140--2/99

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